UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

TOUCHPOINT GROUP HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4300 Biscayne Blvd., Suite 203, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

(305) 420-6640

(Registrant’s telephone number, including Area Code)

ONE HORIZON GROUP, INC.

649 NE 81st Street, Miami FL 33137

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 26, 2019, the registrant changed its corporate name from One Horizon Group, Inc. to Touchpoint Group Holdings Inc. In addition, the registrant’s stock symbol will change to “TGHI.” In accordance with requirements of the Financial Industry Regulatory Authority (“FINRA”), the registrant’s current stock symbol (OHGI) will carry an additional letter “D” as “OHGID,” denoting a reverse stock split, for a period of 20 business days, before changing permanently to “TGHI.” In order to effect the corporate name change, the Company filed a certificate of amendment to the Company’s certificate of incorporation (the “September 2019 Amendment”) on September 16, 2019, with an effective date of September 20, 2019. However, the corporate name change and stock symbol change were not effective until such actions were cleared by FINRA.

Also on September 26, 2019, a 1-for-25 reverse stock split of the registrant’s common stock (the “Reverse Split”) became effective. No fractional shares were issued in connection with the Reverse Split. Rather, in lieu of any fractional shares that would be issued, such fractional shares were rounded up to the next higher whole share. In order to effect the Reverse Split, the Company filed a certificate of amendment to the Company’s certificate of incorporation (the “July 2019 Amendment”) on July 12, 2019, with an effective date of July 29, 2019. However, the Reverse Split was not effective until the Reverse Split was cleared by FINRA. Following effectiveness of the Reverse Split, the Company had 3,930,779 shares of common stock issued and outstanding.

The foregoing description of the September 2019 Amendment and the July 2019 Amendment are qualified in their entireties by reference to the September 2019 Amendment and the July 2019 Amendment, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 26, 2019, the registrant issued a press release announcing (i) entry into an agreement to acquire Midnight Gaming, subject to certain closing conditions, (ii) its corporate name change to Touchpoint Group Holdings Inc., and (iii) the change of the registrant’s stock symbol. A copy of this press release is attached hereto as Exhibit 99.1.

The press release indicated that the registrant’s stock symbol would change to TGHID effective immediately and would subsequently change to TGHI. For the sake of clarification, effective September 26, 2019 and for a period of 20 business days, the registrant’s stock symbol will be OHGID, denoting a reverse stock split. After 20 business days, the registrant’s stock symbol will change to TGHI.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on September 16, 2019.
3.2	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on July 12, 2019.
99.1	Press release issued by the registrant on September 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Dated: September 26, 2019	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer

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